                                 FIRST M & F CORPORATION
                                   Post Office Box 520
                               KOSCIUSKO, MISSISSIPPI 39090

March 9, 2004

Dear Shareholder:

        Enclosed you will find a 2003 Annual Report for First M & F Corporation, a Notice of the Annual Shareholders’ Meeting for 2004, a Proxy Statement, and a Proxy.

        This institution is grateful for the loyalty and support of you, our friends and shareholders. The Annual Shareholders' Meeting is to be held on Wednesday, April 14, 2004, at 1:30 P.M. at the Mary Ricks Thornton Cultural Center, located at the corner of East Washington Street and North Huntington Street, Kosciusko, Mississippi. We encourage you to mark this date on your calendar and make plans to attend, and share further in the affairs of your corporation.

        I urge you to complete the enclosed Proxy promptly and return it in the enclosed self-addressed postage paid envelope, even if you plan to attend the meeting. If you attend the meeting, you may withdraw your Proxy and vote in person.

        First M & F Corp's audited financial statements and other required disclosures are attached to the Proxy Statement. Also enclosed is First M & F Corp's Annual Report to shareholders.

        We look forward to seeing you at the Annual Meeting.

                                             Sincerely yours,

                                             FIRST M & F CORPORATION

                                              /s/ Hugh S. Potts, Jr.

                                             Hugh S. Potts, Jr.
                                             Chairman and Chief Executive Officer

                                     TABLE OF CONTENTS
                                                                           Page

INFORMATION CONCERNING NOMINEES AND DIRECTORS                               I-3
CODE OF ETHICS                                                              I-6
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                     I-6
PRINCIPAL SHAREHOLDER                                                       I-6
EXECUTIVE COMPENSATION                                                      I-7
OPTION GRANTS                                                               I-8
OPTION EXERCISES AND YEAR END VALUES                                        I-8
OPTIONS EXERCISED IN 2003 AND YEAR END OPTION VALUE                         I-8
PENSION PLAN                                                                I-8
DIRECTOR COMPENSATION                                                       I-9
FIVE YEAR SHAREHOLDER RETURN COMPARISON                                    I-10
INDEPENDENT PUBLIC ACCOUNTANTS AND FEES                                    I-11
SALARY AND BENEFIT COMMITTEE REPORT ON EXECUTIVE COMPENSATION              I-11
TRANSACTIONS WITH MANAGEMENT                                               I-12
COMMITTEES OF THE BOARD OF DIRECTORS                                       I-12
REPORT OF THE AUDIT COMMITTEE                                              I-13
OTHER MATTERS                                                              I-13
PROPOSALS FOR 2005 ANNUAL MEETING                                          I-13
APPENDIX A                                                                 I-14
APPENDIX B                                                                 I-17
i

                                 FIRST M & F CORPORATION
                                   Post Office Box 520
                               KOSCIUSKO, MISSISSIPPI 39090

                            Notice of Annual Shareholders' Meeting

                                      March 9, 2002
To the Shareholders of
First M & F Corporation
Kosciusko, Mississippi 39090

        NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors and in compliance with the Bylaws, the regular annual meeting of shareholders of the FIRST M & F CORPORATION (the "Company"), KOSCIUSKO, MISSISSIPPI, will be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi, on Wednesday, April 14, 2004, at 1:30 P.M. for the purpose of considering and voting on the following proposals:

     1. ELECTION OF DIRECTORS: The election of eight (8) persons listed in the Proxy Statement dated March 9,
        2004, accompanying this notice, as members of the Board of Directors for a term of three years. The Election of
        (1) person listed in the Proxy Statement dated March 9, 2004, accompanying this notice, as a member of the Board of
        Directors for a term of one year. The election of two (2) persons listed in the Proxy Statement dated March 9,
        2004, accompanying this notice, as members of the Board of Directors for a term of two years.

     2. Whatever other business may be properly brought before the meeting or any adjournment thereof.

        Whether or not you contemplate attending the meeting, it is requested that you complete and return the enclosed Proxy as soon as possible. If you attend the meeting, you may withdraw your Proxy and vote in person.

        Only those shareholders of record at the close of business on February 13, 2004 shall be entitled to notice of and to vote at this meeting.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Hugh S. Potts, Jr.

                                      Hugh S. Potts, Jr.
                                      Chairman and Chief Executive Officer
Dated and mailed at
Cranford, New Jersey
On or about March 9, 2004
ii

                                 FIRST M & F CORPORATION
                                   Post Office Box 520
                               KOSCIUSKO, MISSISSIPPI 39090

                                     PROXY STATEMENT

                                   Dated March 9, 2004

                         Annual Meeting of Shareholders to be Held on
                                      April 14, 2004
SOLICITATION BY BOARD OF DIRECTORS OF FIRST M & F CORPORATION

        This statement is furnished to the shareholders of First M & F Corporation (the "Company") in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders to be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi, on Wednesday, April 14, 2004, at 1:30 P. M., local time or any adjournment(s) thereof, for the matters set out in the foregoing notice of Annual Shareholders' Meeting. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is March 9, 2004.

        Only those shareholders of record on the books of the Company at the close of business on February 13, 2004, (the "Record Date") are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding of record 4,561,169 shares of common stock. Each share is entitled to one (1) vote. In the election of Directors, each shareholder has cumulative voting rights, so that a shareholder may vote the number of shares owned by him for as many persons as there are Directors to be elected, or he may multiply the number of shares by the number of Directors to be elected and allocate the resulting votes to one or any number of candidates. For example, if the number of Directors to be elected is five (5), a shareholder owning ten (10) shares may cast ten (10) votes for each of five (5) nominees, or cast 50 votes for any one (1) nominee or allocate the fifty (50) votes among several nominees.

        The cost of soliciting Proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, Proxies may be solicited by Directors, officers and regular employees of the Company, by means of telephone, telegraph or personal contact, but without additional compensation therefor. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending Proxy soliciting material to the beneficial owners.

        Any shareholder giving a Proxy has the right to revoke it at anytime before it is exercised. A shareholder may revoke his Proxy (1) by personally appearing at the Annual Meeting, (2) by written notification to the Company which is received prior to the exercise of the Proxy or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted "For" each of the proposals described below.

        The presence at the Annual Meeting, in person or by Proxy, of a majority of the shares of Common Stock outstanding on February 13, 2004, and entitled to vote, will constitute a quorum. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the meeting. Broker non-votes and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

        The 2003 Annual Report to shareholders of the Company is enclosed for the information of the shareholders.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

        The Board of Directors of the Company is divided into three (3) classes - Class I, Class II and Class III. Each class consists of five (5) to seven (7) Directors. The term of Class I Directors expires at the 2006 Annual Meeting. The term of Class II Directors expires at the 2004 Annual Meeting. The term of the Class III Directors expires at the 2005 Annual Meeting.

        The Board of Directors has nominated Barbara K. Hammond, Charles V. Imbler, Sr., R. Dale McBride, Michael L. Nelson, Hugh S. Potts, Jr., W. C. Shoemaker, Michael W. Sanders, and Scott M. Wiggers for election as Class II Directors to serve until the 2007 Annual Meeting. Barbara K. Hammond, Charles V. Imbler, Sr., R. Dale McBride, Hugh S. Potts, Jr., Michael W. Sanders, W. C. Shoemaker, and Scott M. Wiggers are currently serving as Class II Directors.

        The Board of Directors has nominated Jeffrey A. Camp and Larry Terrell as Class I Directors to serve until the 2006 Annual Meeting. Fred A. Bell, Jr., Charles T. England, Susan P. McCaffery, James I. Tims, and Edward G. Woodard are currently serving as Class I Directors.

        The Board of Directors has nominated Hollis Cheek as a Class III Director to serve until the 2005 Annual Meeting. Jon A. Crocker, Toxey Hall, III, J. Marlin Ivey, Otho E. Pettit, Jr., Charles W. Ritter, Jr., and L. F. Sams, Jr. are currently serving as Class III Directors.

        Unless authority is expressly withheld, the Proxy holders will vote the Proxies received by them for the two (2) nominees for Class I Director, eight (8) nominees for Class II Director, and one (1) nominee for Class III Director listed above, reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. Although each nominee has consented to being named in this Proxy Statement and to serve if elected, if any nominee should prior to the Annual Meeting decline or become unable to serve as a Director, the Proxies will be voted by the Proxy holders for such other persons as may be designated by the present Board of Directors.

        Pursuant to Mississippi Law and the Company's ByLaws, Directors are elected by a plurality of the votes cast in the election of Directors. A "plurality" means that the individuals with the largest number of favorable votes are elected as Director, up to the maximum number of Directors to be chosen at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINEES I-2

INFORMATION CONCERNING NOMINEES AND DIRECTORS

        The following table provides certain information about the nominees and the other current Directors of the Company. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. The number of shares of common stock used to calculate the percentage ownership of each listed person also includes shares underlying options held by such person that are exercisable within 60 days of January 31, 2004.

                                                                        Amount  and Nature of
                               Positions & Offices                       Beneficial Ownership    Percent of Common
                               With Company or/and         Director     Of Common Stock as of    Stock Beneficially
Name and Age             Age       Employment               Since          January 31, 2004           Owned (a)        Class
----------------------  -----  ------------------------   ---------    -----------------------   --------------------  ------

Fred A. Bell, Jr.*       62    Owner, Bell Chevrolet         1981            35,957 (14)                 .76%            I
                               (car dealership)
Jeffrey A. Camp          44    Executive Vice President      Nominee          3,496 (23)                 .07%            I
                               Commercial Division since
                               April, 2002. Executive Vice
                               President and Chief Credit
                               Officer, M & F Bank since
                               January, 1998
Charles T. England*      67    Retired; Supervisor of
                               Finance                       1980            17,508 (1)(14)              .37%            I
                               Company subsidiaries of
                               M & F Bank from 1995 through
                               1999; Registered Representative
                               of Security Financial Network
                               in 1994; Farmer; formerly
                               Chancery Clerk, Attala County
Susan McCaffery          64    Retired; Former Professor,    1987           119,698 (3)(4)(14)          2.54%            I
                               Wood College
Larry Terrell            60    President and CEO, Ivey       Nominee            500                      .01%            I
                               Mechanical Company since
                               January, 2003; President,
                               Encompass Mechanical Services,
                               S. E. until January, 2003
James I. Tims*           60    President of LT Corporation;  2000            92,597 (16)                1.96%            I
                               President of First Bolivar
                               Capital Corp. through 1998
Edward G. Woodard*       49    Member of Audit Committee;    1989            10,606 (5)(14)              .22%            I
                               President, K. M. Distributing
                               Company, Inc. (wholesaler of
                               chain saws, lawn and gardening
                               equipment)
Barbara K. Hammond*      59    Retired; Member of Audit      1995            11,960 (22)                 .25%           II
                               Committee; Former Specialist,
                               Circuit Capacity Management,
                               BellSouth
Charles V. Imbler, Sr.*  72    President and Chief Executive 2000            23,844 (17)                 .51%           II
                               Officer of Truck Center, Inc.
                               since 1970
R. Dale McBride          65    President, M & F Bank, Durant 1979            25,689 (7)(22)              .54%           II
Michael L. Nelson        60    President, M. Nelson &        Nominee          3,677                      .08%           II
                               Associates, Inc. since
                               April, 2001; Consultant,
                               from January, 2000 to April,
                               2001; President, Forsythe
                               Solutions Group until
                               January, 2000

Hugh S. Potts, Jr.       59    Chairman of the Board and    1979           371,050 (3)(8)(18)           7.87%          II
                               CEO of the Company since
                               1994; Vice Chairman,
                               1983-1993; Vice President,
                               1979-1983
Michael W. Sanders*      61    President, Jimmy Sanders,    2000             6,000 (13)                  .13%          II
                               Inc. (sales of seed,
                               grain, chemicals and
                               fertilizer); Member of Audit
                               Committee
W. C. Shoemaker*         72    Consultant, IMC Webb         1979            42,466 (22)                  .90%          II
                               Graphics (printing);
                               President, W. C. Shoemaker,
                               Inc. (investments & real
                               estate)
Scott M. Wiggers         59    President of the Company     1983            16,710 (6)(19)               .35%          II
                               since 1988 and Treasurer
                               since 1979; Corporate
                               President, M & F Bank
Hollis C. Cheek          58    President, Cheek Companies;  Nominee          1,746                       .04%         III
                               President, Techno Catch
Jon A. Crocker           61    Business Development Officer 1996            63,875 (9)(13)(14)          1.35%         III
                               since 1999; Chairman & CEO,
                               M & F Bank, Bruce Branch from
                               1995 to 1999
Toxey Hall, III*         63    Member of Audit Committee;   1984             5,612 (13)(14)              .12%         III
                               former President, Thomas-
                               Walker-Lacey (retail discount
                               store)
J. Marlin Ivey*          67    Member of Audit Committee;   1979           124,512 (10)(13)(14)         2.64%         III
                               President, Ivey National
                               Corporation (holding company
                               for various businesses)
Otho E. Pettit, Jr.*     53    Of Counsel, Dorrill, Pettit, 1993            18,482 (11)(13)(14)          .39%         III
                               Crosby & White
Charles W. Ritter, Jr.*  70    Chairman of Audit Committee; 1979           164,500 (12)(13)(14)         3.49%         III
                               former President, The Attala
                               Company (feed manufacturing
                               company); President, JRS, Inc.
L. F. Sams, Jr.*         65    Shareholder, Mitchell,       2000            25,012 (2)(20)               .53%         III
                               McNutt & Sams (law firm)                  --------------------        ---------
                               since 1971

ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS                           1,197,505 (21)                25.39%
AS A GROUP (25 PERSONS)
----------------------
(a) Constitutes sole ownership unless otherwise indicated.

(1) Mr. England shares voting and investment power with respect to these shares with his wife.
(2) Includes 11,427 shares which may be acquired upon the exercise of stock options.
(3) Mrs. McCaffery and Hugh S. Potts, Jr. are brother and sister. Their father is the Company's former Chief
    Executive Officer and Chairman of the Board, Hugh S. Potts, Sr.
(4) Mrs. McCaffery shares voting and investment power with respect to 761 of these shares with her husband and includes 15,800 shares owned by Mrs. McCaffery's husband.
(5) Includes 880 shares owned by Mr. Woodard's wife.
(6) Includes 1,134 shares owned by Mr. Wiggers' wife.
(7) Mr. McBride shares voting and investment power with respect to 11,423 of these shares with his wife, children and grandchildren.
(8) Mr. Potts, Jr. shares voting and investment power with respect to 59,500 of these shares, which are held in two trusts and includes 35,484 shares owned by his wife and minor children. Mr. Potts, Jr. is the trustee over The Salt &
Light
    Foundation which owns 46,754 shares.

(9)  Of these shares, 6,975 are registered in the name of BellAire Corporation, of which Mr. Crocker's wife is a director.
(10) Of these shares, 102,012 are registered in the name of Ivey National Corporation, of which Mr. J. Marlin
     Ivey is the President.
(11) Includes 3,726 owned by Mr. Pettit's wife and children.
(12) Includes 61,000 shares owned by Mr. Ritter's wife.
(13) Includes 200 shares which may be acquired upon the exercise of stock options.
(14) Includes 2,300 shares which may be acquired upon the exercise of stock options.
(15) Includes 51,390 shares which may be acquired upon the exercise of stock options.
(16) Includes 78,849 shares owned by Mr. Tims' wife. Includes 11,916 shares owned by LT Corporation which is owned by Mr. Tims and his wife. Includes 1,000 shares owned jointly with his wife.
(17) Includes 11,527 shares which may be acquired upon the exercise of stock options.
(18) Includes 8,000 shares which may be acquired upon the exercise of stock options.
(19) Includes 6,000 shares which may be acquired upon the exercise of stock options.
(20) Includes 2,265 shares owned by Mr. Sams' wife.
(21) Includes 7,600 shares which may be acquired by executive officers upon exercise of stock options.
(22) Includes 2,200 shares which may be acquired upon the exercise of stock options.
(23) Includes 3,200 shares which may be acquired upon the exercise of stock options.

* Indicates independent Director

Charles W. Ritter, Jr. is a director of Sanderson Farms, Inc., Laurel, Mississippi.

     A majority of the Company's directors are independent as defined in NASDAQ listing standards. The Board of
Directors of the Company met a total of twelve (12) times during the year ended December 31, 2003. During 2003, all Directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by committees on which they served.

     None of the other Directors are a director of another company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934 or subject to the reporting requirements of Section 15(d) of the Act, or registered as an investment company under the Investment Company Act of 1940.

     It is the Company's policy that members of the Board of Directors attend the annual meeting of shareholders. At the 2003 annual meeting, nineteen (19) Directors of the Company were in attendance.

                                                  Executive Officers

                                                                                   Beneficial
                                                                                 Ownership as of
Name                       Age    Position                                       January 31, 2004       Percent
-----------------------   -----   ------------------------------------------     ----------------       -------

Robert C. Thompson, III     45    Treasurer, First M & F Corporation; EVP           3,347 (1)              .07%
                                  & Chief Financial Officer, M & F Bank
Robert K. Autry             57    EVP and Administrative Executive,                 4,821 (1)              .10%
                                  M & F Bank
Michael E. Crandall         46    EVP and Retail Sales Manager, M & F               3,800 (2)              .08%
                                  Bank

(1) Includes 3,200 shares which may be acquired upon the exercise of stock options.
(2) Includes 1,200 shares which may be acquired upon the exercise of stock option plans.

The following information concerns the employment history of executive officers for the last five (5) years.

Name                                   Five Year Employment History
-------------------------              -----------------------------------------------------------

Robert C. Thompson, III                Treasurer, First M & F Corporation & EVP & Chief Financial Officer, M & F
                                       Bank since November, 1997. Doctoral student from January, 1995 through October, 1997.
Robert K. Autry                        EVP - Administration since April, 2002. EVP & Divisional Sales Manager of M & F Bank
                                       from January, 1995 through March, 2002.
Michael E. Crandall                    EVP & Divisional Sales Manager of M & F Bank since September, 2001. President of
                                       Madison/Ridgeland Branches from August, 1988 through August, 2001.

CODE OF ETHICS

        The Company's Board of Directors has adopted a Code of Ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. A copy of this Code of Ethics can be found at the Company's internet website at www.mfbank.com. The Company intends to disclose any amendments to its Code of Ethics, and any waiver from a provision of the Code of Ethics granted to the Company's principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, on the Company's Internet website within five business days following such amendment or waiver. The information contained on or connected to the Company's Internet website is not incorporated by reference into this Form 10-K and should not be considered part of this or any other report that we file with or furnish to the SEC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to the Company's executive officers and directors were complied with.

PRINCIPAL SHAREHOLDER

        Management of the Company knows of no person who owns of record or beneficially, directly or indirectly, more than 5% of the outstanding common stock of the Company except as set forth below:

                                          Amount and Nature of Beneficial Ownership         Percent of
Name and Address of Beneficial Owner                   of Common Stock                        Class
------------------------------------      ------------------------------------------        ----------
Hugh S. Potts, Jr.                                   371,050 shares (1)                       7.87%
1104 Walnut Road
Kosciusko, MS  39090

-----------------

(1)  Mr. Potts shares voting and investment power with respect to 59,500 of these shares, which are held in two trusts.

EXECUTIVE COMPENSATION

        The following tables show the cash compensation for 2003, 2002 and 2001 for the Chief Executive Officer of the Company and the four (4) highest paid Executive Officers of the Company and the Bank whose cash compensation exceeded $100,000.

                                                                                    Other Annual         All Other
Name and Principal Position            Year           Salary           Bonus        Compensation        Compensation
---------------------------            ----           ------           -----        ------------        ------------
Hugh S. Potts, Jr.                     2003         $ 246,713        $ 50,000       $ 2,451 (1)         $ 4,943 (4)
Chairman of the Board and                                                           $ 2,900 (3)         $   570 (6)
CEO since 4/15/94                      2002         $ 210,000        $ 50,000       $ 2,451 (1)         $ 4,846 (4)
                                                                                    $ 2,510 (3)         $   570 (6)
                                                                                    $ 2,225 (7)
                                       2001         $ 207,308        $ 10,000       $ 2,451 (1)         $ 4,173 (4)
                                                                                    $ 2,275 (3)         $   280 (6)
Scott M. Wiggers                       2003         $ 173,829        $ 24,613       $ 2,430 (1)         $ 4,341 (4)
President and COO                                                                   $ 1,546 (2)         $   600 (6)
                                                                                    $   545 (7)
                                       2002         $ 164,131        $ 41,020       $ 2,283 (1)         $ 4,071 (4)
                                                                                    $ 1,200 (2)         $   570 (6)
                                                                                    $ 2,225 (7)
                                       2001         $ 146,665        $  5,000       $ 2,012 (1)         $ 3,667 (4)
                                                                                                        $   260 (6)
Jeffrey A. Camp                        2003         $ 147,483        $ 29,505       $   470 (1)         $ 3,639 (4)
Executive Vice President                                                            $   805 (2)
And Commercial Sales                                                                $   863 (7)
Manager                                2002         $ 135,892        $ 37,701       $   429 (1)         $ 3,330 (4)
                                                                                    $   890 (2)
                                                                                    $ 2,060 (7)
                                       2001         $ 123,141        $  3,879       $   383 (1)         $ 3,042 (4)
                                                                                    $   666 (2)
Michael E. Crandall                    2003         $ 131,136        $ 20,763       $   617 (1)         $ 3,274 (4)
Executive Vice President                                                            $    94 (2)
And Retail Sales Manager                                                            $ 1,953 (3)
                                                                                    $   863 (7)
                                       2002         $ 116,231        $ 37,646       $   538 (1)         $ 2,883 (4)
                                                                                    $   101 (2)
                                                                                    $ 1,457 (3)
                                                                                    $ 2,090 (7)
                                       2001         $ 99,361         $ 10,000       $   297 (1)         $ 2,484 (4)
                                                                                    $   256 (2)
                                                                                    $ 1,385 (3)
                                                                                    $   857 (7)
Robert K. Autry                        2003        $ 118,023         $ 23,263       $ 1,568 (1)         $ 2,948 (4)
Executive Vice President-                                                           $   765 (2)
Administration                         2002        $ 113,277         $ 38,038       $ 1,496 (1)         $ 2,832 (4)
                                                                                    $   635 (2)
                                       2001        $ 107,631         $ 3,390        $ 1,408 (1)         $ 2,691 (4)
                                                                                    $   696 (2)
-----------------
(1) Cost of excess life insurance
(2) Automobile allowance
(3) Cost of country club memberships
(4) Company contribution to the 401k plan
(5) Moving expense reimbursement
(6) Director fees
(7) Incentive pay

OPTION GRANTS

        No stock options were granted to Executive Officers during 2003.

OPTION EXERCISES AND YEAR END VALUES

        The following table provides information as to the options exercised during 2003, and the unexercised options to purchase the Company's Common Stock previously granted to the Named Executive Officers and held by them at the end of 2003.

OPTIONS EXERCISED IN 2003 AND YEAR END OPTION VALUE

                                                                                   Number of
                                                                              Securities Underlying
                              Shares Acquired on                               Unexercised Options             Value of Unexercised
                                   Exercise               Value                 At Year End (#)(1)             In the Money Options
              Name                In 2003 (#)          Realized ($)        Exercisable/Unexercisable          At Year End ($)(1)(2)
------------------------------   -------------         ------------        --------------------------         ---------------------

 Hugh S. Potts, Jr.                    0                     0                     8,000/2,000                       17,200
 Scott M. Wiggers                      0                     0                     6,000/1,500                       32,400
 Jeffrey A. Camp                       0                     0                     3,200/800                         17,280
 Robert K. Autry                       0                     0                     3,200/800                         17,280
 Michael E. Crandall                   0                     0                     1,200/300                          6,480

(1) All stock options were granted in 1999, with a ten (10) year life. They vest at 20% per year over a five (5)
year period. The options have strike prices that range from $32.50 to $35.75 per share.
(2) Based on the closing price on the NASDAQ  system ($37.90) on December 31, 2003.

PENSION PLAN

        The following table indicates the estimated annual benefits payable to persons in specified classifications upon retirement at age 65.

                Five Years                         Credited Years of Service
              Average Annual   ---------------------------------------------------------------
              Compensation         15            20             25          30           35
              ------------     ---------     ---------      ---------     -------      -------
                   $25,000        $3,000        $4,000         $5,000      $6,000       $7,000
                    50,000         6,000         8,000         10,000      12,000       14,000
                    75,000         9,000        12,000         15,000      18,000       21,000
                   100,000        12,000        16,000         20,000      24,000       28,000
                   160,000        19,200        25,600         32,000      38,400       44,800

        Credited years of service for the individuals named in the Summary Compensation Table above are anticipated to be as follows: Hugh S. Potts, Jr. - 37 years; Scott M. Wiggers - 34 years; Jeffrey A. Camp - 26 years; Robert K. Autry - 25 years; Michael E. Crandall - 41 years.

        A participant in First M & F's Pension Plan whose service is terminated on or before his normal retirement date is eligible to retire and receive a normal retirement benefit. The amount of the normal benefit under the Plan is equal to 1/12 of the sum of the amounts described below in (1) and (2) multiplied by (3) where:

        (1) = eight-tenths of one percent (0.8%) of the participant average earnings;
        (2) = twenty-five hundredths percent (0.25%) of the participants average earnings in excess of Twenty-Four Thousand and no/100 dollars ($24,000.00); and
        (3) = the participant's benefit service as of his normal retirement date.

        If a participant's annual benefit commences before the participant's social security retirement age, but on or after age 62, the amount of the benefit is reduced. If the annual benefit of a participant commences prior to age 62, the amount of the benefit shall be the actuarial equivalent of an annual benefit beginning at age 62 reduced for each month by which benefits commence before the month in which the participant attains age 62. If the annual benefit of a participant commences after the participant's social security retirement age, the benefit amount is adjusted so that it is the actuarial equivalent of an annual benefit beginning at the participant's social security retirement age.

DIRECTOR COMPENSDATION

        Non-officer Directors receive annual compensation in the amount of $1,500 per Board Meeting attended payable at the end of the year, plus an additional $50 for each committee meeting attended. Independent directors who live out of town receive mileage reimbursements at the rate of $.31 per mile to attend meetings.

        The Board granted 500 options to each of the following Board members as of May 1, 2003: Fred A. Bell, Charles T. England, Susan P. McCaffery, James I. Tims and Edward G. Woodard. These options were granted for the continuing service of these directors upon their re-election to the Board. The options have a strike price of $38.00, a life of 10 years, and vest over five (5) years. The market value of the stock on the grant date was $38.00.

FIVE YEAR SHAREHOLDER RETURN COMPARISON

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Market US Index and the NASDAQ Bank Index which consists of the period of five (5) years beginning in 1999.

[GRAPHIC OMITTED]
                                                         Cumulative Total Return
                                 ----------------------------------------------------------------------
                                     12/98         12/99       12/00       12/01       12/02      12/03
                                     -----         -----       -----       -----       -----      -----

FIRST M & F CORPORATION             100.00         84.98       50.38       63.98       90.09     126.58
NASDAQ STOCK MARKET (U.S.)          100.00        186.20      126.78       96.96       68.65     108.18
NASDAQ BANK                         100.00        216.79      113.10       88.84       61.04      80.89

INDEPENDENT PUBLIC ACCOUNTANTS

        Shearer, Taylor & Co., P.A. were the independent accountants for the Company during the most recently completed fiscal year and will serve as the independent accountant for the Company during the current fiscal year. Representatives of this firm will be present at the Annual Meeting and have an opportunity to make statements if they so desire and are expected to be available to respond to appropriate questions.

        The following is a summary of fees related to services performed for the Company by Shearer, Taylor & Co., P.A. for the years ended December 31, 2003 and 2002:

                                                                                2003              2002
Audit Fees - Audit of annual financial statements and reviews of financial
statements included in Forms 10-Q                                             $89,157            $84,500

Audit Related Fees - Audits of employee benefit plans, FDICIA internal
controls engagement and FHLB collateral agreed upon procedures                 20,346             19,775

Tax Fees - Income tax services                                                 23,285             17,920

All other fees                                                                      -                  -

--------------------------------------------------------------------------------------------------------
Total                                                                        $132,788           $122,195
--------------------------------------------------------------------------------------------------------

        The Audit Committee has adopted pre-approval policies and procedures, a copy of which is attached hereto as Exhibit A. All of the Audit Related Fees and Tax Fees set forth above were pre-approved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

SALARY AND BENEFIT COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        This report reflects the Company's compensation philosophy for all executive officers, as endorsed by the Board of Directors and the Salary and Benefits Committee. The committee is comprised of Directors: J. Marlin Ivey, Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Edward G. Woodard and determines annual base salary adjustments and annual pay for performance bonus awards.

        In determining the compensation to be paid to the Company's executive officers in 2003, the Salary and Benefit Committee employed compensation policies designed to align the compensation of Mr. Potts, Mr. Wiggers, and other executive officers with the Company's overall business strategy, values and management initiatives. These policies are intended to reward executives for strategic management and the enhancement of shareholder value and support a performance-oriented environment that rewards achievement of internal goals.

        In 2003, Messrs. Potts and Wiggers received an increase in base salary of 23.81% and 2.94% respectively, from their 2002 base salary. Mr. Potts' raise was based upon the facts that (1) earnings increased by 43.09% in 2002 over 2001 and (2) he did not receive a raise in 2002. Mr. Wiggers received a 2.94% increase in base salary, commensurate with the approximately 3.00% average raises awarded by the Company for all employees in 2003. Mr. Wiggers was awarded an increase of 14.70% in 2002 based upon new responsibilities as Chief Operating Officer, which he assumed in April of that year.

        The Company has established an incentive compensation plan that is based upon individual performance as well as team and corporate performance. Every employee in the Company has a unique scorecard with performance goals in up to nine (9) categories. The individual measures relate primarily to sales, service quality, regulatory compliance, timeliness, and financial goals. The particular measures on an individual's scorecard depend on the actions that are determined to be most important for that individual to achieve for the current year. The scorecards are calculated and distributed monthly. Messrs. Potts and Wiggers have measures that are company-wide in nature. The measures for 2003 were for net interest income, non-interest income, expense control, credit quality and regulatory compliance. Each measure is weighted based upon its relative importance to the year's business plan. The performance, multiplied by the weights, can potentially be any number between 0% and 100%. This number is multiplied by the incentive pay rate, which was 25% for executive officers in 2003, to determine the incentive compensation. The net interest margin averaged 59% of goal while the loan delinquency measure averaged 96% of the goal. Noninterest income averaged 10% of its goal while non-interest expense averaged 4% of its goal. The Company's earnings exceeded the budgeted targets by 2.97%. The scorecard for Mr. Wiggers indicated an average 56% achievement of the goals, which resulted in incentive pay of $24,613. The maximum bonus that Mr. Wiggers could have received in the incentive plan was $54,171. The scorecard for Mr. Potts also indicated an average 56% achievement of the goals, which resulted in compensation of $35,298. The maximum bonus that Mr. Potts could have received in the incentive compensation plan was $80,483. The Board authorized and paid an additional bonus of $14,702 to Mr. Potts, which resulted in $50,000 of total bonus compensation. The Salary and Benefit Committee determined that the additional bonus for Mr. Potts was justified and earned by the 6.42% earnings improvement in 2003. Mr. Potts received a $50,000 bonus in 2002.

        The Compensation Committee utilizes a third-party consultant to provide research for benchmarking purposes related to executive compensation. The research includes analysis of compensation trends and techniques using a sample of publicity traded financial institutions, twenty of which are larger than the Company and twenty of which are smaller. Additionally, the Company subscribes to and participates in the Mississippi Bankers Association survey, which provides the Committee with comparative compensation data from the Company's market areas and its peer groups. This information is used by the committee to ensure that it is providing compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company's overall and long-term success.

        Submitted by the Company's Salary and Benefit Committee: J. Marlin Ivey, Chairman, Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Edward G. Woodard.

TRANSACTIONS WITH MANAGEMENT

        First M & F Corporation's subsidiary, M & F Bank, Kosciusko, Mississippi, (the "Bank") has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders, and their associates. Such transactions are completed on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features. Such loans are generally extended on a secured basis. Other than these transactions, there were no material transactions during 2003 between directors and officers and the Bank or the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Company has a standing Audit Committee of its Board of Directors which met four (4) times during 2003. Presently Charles W. Ritter, Jr. serves as Chairman and other members are Toxey Hall, III, Barbara K. Hammond, J. Marlin Ivey, Michael W. Sanders and Edward G. Woodard. The Audit Committee reviews audit plans, examination results of both independent and internal auditors and makes recommendations to the Board of Directors concerning independent auditors. The Board of Directors has determined that the members of the Audit Committee are independent as defined in NASDAQ listing standards applicable to the Company. The Board of Directors has also determined that there is at least one audit committee financial expert, Charles W. Ritter, Jr. serving on the Audit Committee, as the term "audit committee financial expert" is used in pertinent Securities and Exchange Commission laws and regulations.

        The Company has a standing Salary and Benefit Committee that acts as a Compensation Committee. The Salary and Benefit Committee met three (3) times during 2003 and makes recommendations to the Board of Directors on all officers' salaries and compensation. Presently J. Marlin Ivey serves as Chairman and other members are Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Edward G. Woodard.

        The Company has a Proxy Committee that acts as a Nominating Committee. The Committee met one (1) time during 2003. Charles W. Ritter, Jr. serves as Chairman with other members being J. Marlin Ivey, W. C. Shoemaker, James I. Tims and Edward G. Woodard. All of the Nominating Committee members are independent as defined by NASDAQ rules. The Company's ByLaws are silent as to nominations to the Board of Directors, other than those made by or at the direction of the Board of Directors. The Nominating Committee does not receive nominations directly from shareholders.

        M & F Bank has among other committees, an Investment Committee which meets quarterly, a Loan and Policy Committee which meets weekly, an Executive and Administrative committee which meets bi-annually, a Trust Committee which meets monthly, an Insurance Committee which meets annually, and a Long Range Planning Committee which meets as needed.

REPORT OF THE AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

        With respect to fiscal 2003, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, Communications with Audit Committees, as amended. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, and has discussed with the independent auditors the auditor's independence.

        The Audit Committee has discussed with the Company's management and independent auditors the process used for certifications by the Company's chief executive officer and chief financial officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the Securities and Exchange Commission.

        Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

        The Board of Directors has determined that the members of the Audit Committee are independent.

        The Board of Directors adopted a written charter for the Audit Committee on May 16, 2000. Subsequently, the charter was amended to address the Sarbanes-Oxley Act of 2002. The amended charter was adopted by the Board of Directors on March 12, 2003. The current amended charter is attached as Exhibit B.

        Submitted by the Company's Audit Committee: Charles W. Ritter, Jr., Chairman, Toxey Hall, III, Barbara K. Hammond, J. Marlin Ivey, Michael W. Sanders and Edward G. Woodard.

OTHER MATTERS

        Management at present knows of no other business to be brought before the meeting. However, if other business is properly brought before the meeting, it is the intention of the management to vote the accompanying Proxies in accordance with its judgement.

PROPOSALS FOR 2005 ANNUAL MEETING

        Any shareholder who wishes to present a proposal at the Company's next Annual Meeting and who wishes to have the proposal included in the Company's Proxy Statement and form of proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than November 9, 2004.

        The accompanying Proxy is solicited by Management.

                                                      By Order of THE BOARD OF DIRECTORS,

                                                       /s/ Hugh S. Potts, Jr.

                                                      Hugh S. Potts, Jr.
                                                      Chairman and Chief Executive Officer

Dated and mailed at
Cranford, New Jersey
On or about March 9, 2004

                                                      APPENDIX A

                                                FIRST M & F CORPORATION

                                     AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

I.  PURPOSE OF POLICY

Under the Sarbanes-Oxley Act of 2002 (the "Act"), and the rules of the Securities and Exchange Commission (the
"SEC"), the Audit Committee of First M & F Corporation's (the "Company's") Board of Directors (the "Audit
Committee") is responsible for the appointment, compensation and oversight of the work of the independent auditor.

The purpose of the provisions of the Act and the SEC rules for the Audit Committee role in retaining the independent auditor is twofold. First, the authority and responsibility for the appointment, compensation and oversight of the auditor should be with directors who are independent of management. Second, any non-audit work performed by the auditor should be reviewed and approved by these independent directors to ensure that any non-audit services performed by the auditor do not impair the independence of the independent auditor.

To implement the provisions of the Act, the SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client and governing the Audit Committee's administration of the engagement of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Company's independent auditor in order to assure that they do not impair the auditor's independence. Accordingly, the Audit Committee is adopting this Audit and
Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be pre-approved.

II. STATEMENT OF PRINCIPLES

A. Prohibited Services

The Audit Committee will not approve nor will the Company's independent auditor perform for the Company any services that constitute Prohibited Activities as defined by the Act or by regulations promulgated by the SEC.
These prohibited activities include:

(1) bookkeeping or other services related to the accounting records or financial statements of the audit client;

(2) financial information systems design and implementation;

(3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4) actuarial services;

(5) internal audit outsourcing services;

(6) management functions or human resources;

(7) broker or dealer, investment adviser, or investment banking services;

(8) legal services and expert services unrelated to the audit; and

(9) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

B. Non-Prohibited Services

The SEC's rules establish two different approaches to pre-approving non-prohibited services. Proposed non-prohibited services may be pre-approved either by the Audit Committee agreeing to a general framework with descriptions of allowable services ("general pre-approval") or by the Audit Committee pre-approving specific services ("specific pre-approval").

The Company's Audit Committee believes that the combination of these two approaches will result in an effective and efficient procedure to pre-approve services that may be performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

III. SERVICES SUBJECT TO GENERAL PRE-APPROVAL

A. Audit Services

The annual audit services engagement scope and terms will be subject to the general pre-approval of the Audit
Committee. Audit services include the annual financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the
Company's consolidated financial statements. Audit services also include the attestation engagement for the independent auditor's report on management's assertion on internal controls for financial reporting. The Audit
Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Company structure or other items. The
Audit Committee will request that the audit engagement letter with the independent auditor be addressed to the
Chairman of the Audit Committee and that the Chairman of the Audit Committee execute the engagement letter on behalf of the Company.

B. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements (e.g., research and consultation regarding accounting and financial reporting transactions). Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee will grant general pre-approval to audit-related services.

C. International Assignee Administration and Tax Services

The independent auditor can provide international assignee administration and tax services, such as tax compliance, tax planning, tax advice, and expatriate support services to the Company's expatriate population without impairing the auditor's independence. Hence, the Audit Committee will grant general pre-approval to international assignee administration and tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence.

D. Non-U. S. Income Tax Compliance Services

The independent auditor can provide non-U. S. income tax compliance services to the Company without impairing the auditor's independence. Hence, the Audit Committee will grant general pre-approval to the tax compliance services that have been historically provided by the auditor, that the Audit Committee has reviewed and believes will not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence.

E. Pension and Benefit Plan Consulting and Compliance Services

The independent auditor can provide pension and benefit plan consulting and compliance services to the Company without impairing the auditor's independence. Hence, the Audit Committee will grant general pre-approval to the pension and benefit plan consulting and compliance services that have been historically provided by the auditor, that

the Audit Committee has reviewed and believes will not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence.

IV. SERVICES SUBJECT TO SPECIFIC PRE-APPROVAL

A. Preparation of Statutory Accounts and Tax Planning Services

The Audit Committee believes that there exists the potential for impairment of auditor independence or for an overlap with prohibited services for certain tax planning services and for the preparation of non-U. S. statutory accounts.  Accordingly, specific pre-approval will be required for these services in order for the Audit
Committee to have an opportunity to review the scope of work to be provided by the auditor in connection with these services.

B. All Other Services

All other services not described in III above are subject to specific pre-approval and engagement by the Audit
Committee.

V. PROCEDURES

The procedures the Audit Committee will employ in implementing this policy are as follows:

A. In advance of the October Audit Committee meeting each year, the Chief Financial Officer and the independent auditor shall jointly submit to the Audit Committee a schedule of audit, audit-related, tax and other non-audit services that are subject to general pre-approval.

B. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year at its regularly scheduled quarterly meeting. The fee amounts on the schedule will be updated as necessary at any subsequent Audit Committee meetings. Additional pre-approval will be required if actual fees for a service are expected to exceed 10% of the originally pre-approved amount. This additional pre-approval should be obtained in the same manner as a specific pre-approval described below.

C. If, subsequent to the general pre-approval of scheduled services by the Audit Committee, the Company would like to engage the independent auditor to perform a service not included on the general pre-approval schedule, a request should be submitted to the General Counsel and the Vice President of Internal Audit. If they determine that the service can be performed without impairing the independence of the auditor, then a discussion and approval of the service will be included on the agenda for the next regularly scheduled Audit Committee meeting.
   If the timing for the service needs to commence before the next Audit Committee meeting, the chairman of the
   Audit Committee, or any other member of the Audit Committee designated by the Audit Committee, can provide specific pre-approval.

D. Approval by the Audit Committee for the auditor to perform any non-audit service does not require that management engage the Company's independent auditor to perform those services. Company's management may engage other third parties to perform non-audit services for which the Audit Committee has given pre-approval to be performed by the independent auditor.

E. Once the Audit Committee has given pre-approval for services to be performed by the independent auditor, the appropriate Company management may engage the auditor and execute any necessary document for the performance of non-audit services within the scope of the pre-approval.

VI. DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to its chairperson or any other Audit Committee member or members. The member to whom such authority is delegated should report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting. The Audit Committee will not delegate to management the Audit Committee's responsibilities to preapprove services performed by the independent auditor.

                                                   APPENDIX B

                                            FIRST M & F CORPORATION
                                                 P.O. BOX 520
                                          KOSCIUSKO, MISSISSIPPI 39090

                                             AUDIT COMMITTEE CHARTER

PUPROSE

The purpose of the Audit Committee of First M & F Corporation is to assist the Board of Directors of First M & F
Corporation in fulfilling its oversight responsibilities for the financial reporting process, the system of internal control, the audit process, and the corporation's process for monitoring compliance with laws and regulations and the code of conduct.

Authority

The Audit Committee of First M & F Corporation has the authority to conduct or authorize investigations into any matters within its scope of authority. It is charged with the following responsibilities and given full authority to:

• Appoint, compensate, and oversee the work of any and all
  registered public accounting firms employed by the
  corporation or any of its subsidiaries.
• Resolve any disagreements between management and the
  auditor(s) regarding financial reporting.
• Pre-approve all auditing and non-audit services.
• Retain independent counsel, accountants, or others to
  advise the committee or assist in the conduct of an
  investigation.
• Seek any information it requires from employees - all of
  whom are directed to comply with the committee's requests
  - or external parties.
• Meet with company officers, external auditors, or outside
  counsel as necessary.

Composition

The Audit Committee will consist of at least three and no more than six members of the Board of Directors of
First M & F Corporation. The Board or its nominating chair will appoint committee members and the committee chair.

Each committee member will be both independent and financially literate. At least one member will be designated as the "financial expert", as defined by applicable legislation and regulation. If it is not practical for the committee to have such financial expert, the committee will be responsible for the required disclosures ("A company that does not have an audit committee financial expert must disclose this fact and explain why it has no such expert.") regarding this matter. The final wording of any such disclosures will be subject to approval by the full Board of Directors.

Meetings

The Audit Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting. For those members who are unable to attend a specific meeting, an attempt will be made, if possible, for the member to participate in the meeting through a "conference call" setup. The Committee may invite members of management or others to attend meetings and provide pertinent information as deemed necessary by the Committee. It may hold private meetings with auditors and executive sessions, as deemed necessary. Meeting agendas will be prepared and provided in advance to committee members. Minutes will be taken in each meeting.

Responsibilities

The Audit Committee will carry out the following responsibilities:

     Financial Statements

     • Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental
       areas, and recent professional and regulatory
       pronouncements, and understand their impact on the
       financial statements.

     • Review the results of the audit, including any difficulties encountered, with management and the external auditors.

     • Review the annual financial statements, and consider
       whether they are complete, consistent with information
       known to committee members, and reflect appropriate
       accounting principles.

     • Review other sections of the annual report and related
       regulatory filings before release and consider the accuracy and completeness of the information.

     • Review with management and the external auditors all
       matters required to be communicated to the committee
       under Generally Accepted Auditing Standards.

     • Understand how management develops interim financial
       information, and the nature and extent of internal and
       external auditor involvement.

     • Review interim financial reports with management and the external auditors before filing with regulators, and consider whether they are complete and consistent with the
       information known to committee members.

Internal Control

     • Consider the effectiveness of the company's internal control system, including information technology security and
       control.

     • Understand the scope of internal and external auditors'
       review of internal control over financial reporting, and obtain reports on significant findings and recommendations,
       together with management's response.

Internal Audit

     • Review with management and the Internal Auditor the
       charter, plans, activities, staffing, and organizational
       structure of the internal audit function.

     • Ensure there are no restrictions or limitations on the internal audit function and review and concur in the appointment,
       replacement, or dismissal of the Internal Auditor.

     • Review the effectiveness of the internal audit function, including compliance with the Institute of Internal Auditors'
       Standards for Professional Practice of Internal Auditing.

     • On a regular basis, meet with the internal auditor to discuss any matters that the committee or internal auditors believe should be discussed privately.

External Audit

     • Review the external auditors' proposed audit scope and
       approach, including coordination of audit effort with internal auditors.

     • Review the performance of the external auditors, and
       exercise final approval on the appointment or discharge of the auditors.

     • Review and confirm the independence of the external
        auditors by obtaining statements from the auditors on
       relationships between the auditors and the company,
       including non-audit services, and discussing the
       relationships with the auditors.

     • On a regular basis, meet separately with the external
       auditors to discuss any matters that the committee or
       auditors believe should be discussed privately.

Compliance

     • Review the effectiveness of the system for monitoring
       compliance with laws and regulations and the results of
       management's investigation and follow-up (including
       disciplinary action) of any instances of noncompliance.

     • Review the findings of any examinations by regulatory
       agencies and any auditor observations.

     • Review the process for communicating the code of conduct to company personnel, and monitoring compliance therewith.

     • Obtain regular updates from management and company
       legal counsel regarding compliance matters.

Reporting Responsibilities

     • Regularly report to the Board of Directors about committee activities, issues, and related recommendations.

     • Provide an open avenue of communication between internal audit, the external auditors, and the Board of Directors.

     • Report annually to the shareholders, describing the
       committee's composition, responsibilities, and how they
       were discharged, and any other information required by rule, including the approval of non-audit services.

     • Review any other reports the company issues that relate to the committee's responsibilities.

Complaint Handling

     • Create a complaint procedure related to accounting, internal controls, or audit matters. Required attributes of the complaint handling procedure include:

       1. Procedures for the receipt of complaints regarding accounting, internal accounting controls, or auditing matters.

       2. Procedures for the retention and treatment of related
          complaints.

       3. Procedures for employees to confidentially and/or anonymously submit any concerns regarding questionable accounting or
          auditing matters.

Other Responsibilities

     • Perform other activities related to this charter as requested by the Board of Directors.

     • Institute and oversee special investigations as needed.

     • Review and access the adequacy of the committee's charter annually, requesting board approval for proposed changes,
       and ensure appropriate disclosure as may be required by
       law or regulation.

     • Confirm annually that all responsibilities outlined in this charter have been carried out.

This Audit Committee Charter is hereby approved and adopted by the Audit
Committee of First M & F Corporation.

/s/ Charles W. Ritter, Jr.

Charles W. Ritter, Jr. - Chairman

Date: March 12, 2003

                                        PROXY SOLICITED FOR ANNUAL MEETING
                                                OF SHAREHOLDERS OF
                                              FIRST M & F CORPORATION
                                           TO BE HELD ON APRIL 14, 2004

           The undersigned  hereby appoints Charles W. Ritter, Jr., J. Marlin Ivey, W. C. Shoemaker, James I. Tims,
and Edward G. Woodward,  or any of them as  Proxy  with the  power to  appoint  his  substitute  and  hereby  authorizes  him to represent  the  undersigned,  and to vote upon all  matters  that may  properly  come  before  the  Annual  Meeting including the matters  described in the Proxy Statement  furnished  herewith,  subject to any directions  indicated
herein,  with  full  power to vote all  shares  of  Common  Stock of First M & F Corporation  held of record by the undersigned  on February 13, 2004, at the Annual  Meeting of  Shareholders  to be held at the Mary Ricks  Thornton
Cultural Center at 204 North  Huntington  Street,  Kosciusko,  Mississippi,  on Wednesday,  April 14, 2004, at 1:30
P.M., or any adjournment(s) thereof.

1.         PROPOSAL to elect the eight (8) identified nominees as Class II directors.

                  Barbara K. Hammond        Hugh S. Potts, Jr.
                  Charles V. Imbler, Sr.    W. C. Shoemaker
                  R. Dale McBride           Michael W. Sanders
                  Michael L. Nelson         Scott M. Wiggers

           [  ]     FOR             [  ]    FOR ALL EXCEPT       [  ]      WITHHOLD

2.         PROPOSAL to elect the two (2) identified nominees as Class I directors.

                  Jeffrey A. Camp
                  Larry Terrell

           [  ]     FOR             [  ]    FOR ALL EXCEPT       [  ]      WITHHOLD

3.         PROPOSAL to elect the identified nominee as a Class III director.

                  Hollis C. Cheek

           [  ]     FOR             [  ]    FOR ALL EXCEPT       [  ]      WITHHOLD

           (INSTRUCTION:  To withhold  authority to vote for any individual  nominee(s),  mark "For All Except" and write that nominees name(s) in the space provided below).

-------------------------------------------------------------------------------------------------------------------------------
IF NO DIRECTIONS ARE GIVEN,  THE PROXIES WILL VOTE FOR EACH NOMINEE  LISTED ABOVE AND AT THE  DISCRETION  OF THE PERSON
NAMED ABOVE IN  CONNECTION  WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.

When shares are held by joint  tenants,  both should  sign.  When  signing as  attorney,  executor,  administrator, trustee or guardian,  please give full title as such. If  corporation  or  partnership,  sign in full  corporate or partnership name by authorized person.

Signature:_____________________________________________     Date:___________________
             Stockholder sign above

Signature:_____________________________________________     Date:___________________
             Co-holder (if any) sign above

Sign your name exactly as it appears above.

                                        Votes must be indicated by an (x) in Black or Blue Ink.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.